                                                                   Exhibit 99.1

                       Form 4 Joint Filer Information

Name:                                  AG Energy Funding, LLC

Address:                               c/o Angelo, Gordon & Co., L.P.
                                       245 Park Avenue
                                       26th Floor
                                       New York, New York 10167

Date of Event Requiring Statement:     09/14/2022

Name:                                  AG GP LLC

Address:                               c/o Angelo, Gordon & Co., L.P.
                                       245 Park Avenue
                                       26th Floor
                                       New York, New York 10167

Date of Event Requiring Statement:     09/14/2022

Name:                                  Josh Baumgarten

Address:                               c/o Angelo, Gordon & Co., L.P.
                                       245 Park Avenue
                                       26th Floor
                                       New York, New York 10167

Date of Event Requiring Statement:     09/14/2022

Name:                                  Adam Schwartz

Address:                               c/o Angelo, Gordon & Co., L.P.
                                       245 Park Avenue
                                       26th Floor
                                       New York, New York 10167

Date of Event Requiring Statement:     09/14/2022